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Exhibit 10.12
                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         This First Amendment to Loan and Security Agreement ("First Amendment") is made effective the day of August, 2003, by and among SOVEREIGN BANK (the "Bank"), a federally-chartered, SAIF-insured savings institution with offices at 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610; RADO ENTERPRISES, INC. (f/k/a Moro/Rado Acquisition Corp.), a Pennsylvania corporation ("Borrower"), with offices at 111 Presidential Boulevard, Suite 240, Bala Cynwyd, Pennsylvania 19004; and MORO CORPORATION, a Delaware corporation ("Guarantor").

                                   BACKGROUND
                                   ----------

          A. Borrower and the Bank entered into a Loan and Security Agreement dated September 30, 2002 (the "Agreement").

         B. Borrower has requested the Bank to extend the Line of Credit Facility and the Bank has agreed to extend the Line of Credit Facility, all as more particularly set forth in this First Amendment.

         C. The Bank and Borrower desire to enter into this First Amendment to extend the Line of Credit Facility pursuant to the terms hereof.

         D. The Agreement shall remain in full force and effect, without modification or amendment, except as specifically set forth below. All terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, and in consideration of the aforementioned Background which is incorporated herein by reference, and in consideration of the terms and conditions set forth herein, agree as follows:

         1. Confirmation of Existing Loans. Borrower hereby ratifies, confirms and acknowledges that the statements contained in the foregoing Background are true, accurate and correct and that the Loan Documents, as that term is defined in the Agreement, are valid, binding and in full force and effect as of the date hereof. Borrower further acknowledges, confirms, represents and warrants that it has no defenses, set-offs, counterclaims, or challenges to or against the payment of any sums owing under the Loan Documents, or to the enforceability or validity of the terms thereof. Borrower further acknowledges, confirms, represents and warrants that it has no claims, suits or causes of action against the Bank and hereby remises, releases and forever discharges the Bank, its officers, directors, shareholders, representatives and their successors and assigns, and any of them, from any claims, causes of action, suits, or demands whatsoever in law and equity, which it has or may have from the beginning of the world to the date of this First Amendment. Neither this First Amendment nor any of the documents executed in connection herewith, is in any way intended to constitute a novation of or to the Loan Documents.

         2. Confirmation of Indebtedness. Borrower confirms and acknowledges that the outstanding principal balance of the indebtedness as evidenced by the Loan Documents was __________________________________ ($____________) as of July
31, 2003.

         3. All references in the Agreement and/or any of the Loan Documents to "the Agreement" or "this Agreement" shall be understood to refer to the Loan and Security Agreement, as amended by this First Amendment, and as the same may hereafter be amended from time to time. All terms not defined herein shall have the meanings given to them in the Agreement.

         4. All references in the Agreement and/or any of the Loan Documents to "Moro/Rado Acquisition Corp." shall be understood to refer to "Rado Enterprises, Inc."

         5. Section 2.1 (a) of the Agreement is hereby amended to read in its entirety as follows:

           (a) Subject to, and in accordance with, the terms and conditions of this Agreement, the Bank agrees to make advances in integral multiples of $1,000.00 (the "Advances") to Borrower upon request at any time and from time to time during the period commencing on the date hereof and ending on the earlier of (i) the occurrence of an Event of Default (as defined in Section 8.1 hereof), or (ii) June 30, 2004 (the "Loan Termination Date") unless extended in writing by the Bank in its sole discretion, in an amount which in the aggregate shall not exceed the lesser of (A) the Borrowing Base, or (B) $2,000,000.00, in all cases less the sum of the then unpaid principal amount of all previous Advances.

         6. Representations and Warranties. Borrower hereby represents and warrants that, as of the date hereof:

           (a) Borrower has the authority and has taken all action necessary to enter into this First Amendment;

           (b) The  representations  and  warranties  of  Borrower  set forth in
Article 4 of the Agreement are true and correct as of the date of this First Amendment as if made on the date hereof; and

           (c) As of the date of this First Amendment there does not exist any Event of Default under the Agreement nor does there exist any event which with the passage of time, the giving of notice, or both, would constitute an Event of Default under the Agreement.

         7. Certificate(s) of Insurance. Certificate(s) of insurance evidencing that Borrower is in compliance with Section 6.10 of the Agreement as of the date hereof shall be presented to the Bank prior to or concurrently with the signing of this First Amendment.

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

         8. Expenses. Borrower agrees to reimburse the Bank for its out-of-pocket expenses, including but not limited to attorney's fees and other costs of preparation and filing concerning this First Amendment and other documents as required by law or deemed necessary by Bank, including but not limited to the cost of all lien searches deemed necessary by the Bank. Such costs and expenses shall be paid simultaneously with the execution of this First Amendment and all such expenses hereafter incurred shall be paid within fifteen
(15) days after notice by the Bank.

         9. Additional Events of Default. Without limiting the generality of the terms and conditions of the Agreement or this First Amendment, the occurrence of any one or more of the following events shall constitute additional Events of Default under the Agreement:

           (a)  The  failure  of  Borrower  to  duly   perform  or  observe  any
obligation, covenant or agreement set forth in this First Amendment;

           (b) Any representation or warranty of Borrower set forth herein is discovered to be materially untrue as of the date of this First Amendment, or any statement, certificate or data furnished by Borrower to the Bank heretofore is discovered to be materially untrue as of the date as of which the facts therein set forth were stated or certified to be true.

         10. Inconsistencies and Integration. All of the terms, conditions and covenants, to the extent not expressly inconsistent with those set forth herein, of the Agreement or other Loan Documents are incorporated herein by reference and shall remain in full force and effect unaffected or unaltered by the terms of this First Amendment. To the extent there is any inconsistency with the terms of this First Amendment and any of the other Loan Documents, the terms of this First Amendment shall control.

         11.Miscellaneous.

           (a) Further Assurances. From time to time Borrower shall execute and deliver to the Bank such additional documents and will provide such additional information as the Bank may reasonably request to carry out the intent of this First Amendment.

           (b) Governing Law. This First Amendment, and the rights and obligations of the parties under this First Amendment, shall be governed by, and construed and interpreted in accordance with, the domestic, internal laws, but not the law of conflicts of law, of the Commonwealth of Pennsylvania.

           (c) Binding Effect and Assignment. This First Amendment shall inure to the benefit of, and shall be binding upon, the respective successors, heirs and assigns of the parties hereto. Borrower shall not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the Bank.

           (d) Severability. If any provision of this First Amendment shall be invalid under applicable laws, such invalidity shall not affect any other

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provision of this First  Amendment  that can be given effect without the invalid provision, and to this end, the provisions hereof are severable.

           (e) Counterparts and Headings. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Section headings contained herein are for convenience of reference only and shall in no way affect or be used to construe or interpret this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan and Security Agreement as of the day and year first above written.

                                    BORROWER:
                                    RADO ENTERPRISES, INC. (F/K/A
                                    MORO/RADO ACQUISITION CORP.)


                                    By: /S/ David W. Menard
                                            ---------------
                                            David W. Menard, Chairman


                                    SOVEREIGN BANK


                                    By: /S/ Michael J. Hassett
                                            ------------------
                                            Michael J. Hassett, Vice President





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

         The undersigned, Moro Corporation, surety to the Bank with respect to all obligations of Borrower to the Bank, has read the above First Amendment to Loan and Security Agreement, understands the terms and conditions thereof and the effect of said First Amendment on Borrower and on itself as surety to the Bank and hereby consents to the execution and delivery of the foregoing First Amendment to Loan and Security Agreement by Borrower to the Bank and further agrees that its guaranty and suretyship of all obligations of Borrower to the Bank shall remain in full force and effect undiminished by the foregoing First Amendment to Loan and Security Agreement.

         The undersigned further acknowledges, agrees, confirms and certifies that the Surety Agreement to which it is a party remains in full force and effect, enforceable in accordance with its terms and that it has no defenses, set-offs or counterclaims to the Bank's full enforcement of the terms of said agreement.

                                    MORO CORPORATION


                                    By:/S/ David W. Menard
                                           ---------------
                                           David W. Menard, President